UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2020

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrants’ telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on February 19, 2020, the board of directors (the “Board”) of Summit Midstream GP, LLC, the general partner (the “General Partner”) of Summit Midstream Partners, LP (the “Partnership”), unanimously approved an amendment and restatement of the Summit Midstream Partners, LP 2012 Long-Term Incentive Plan (as amended and restated, the “Plan”), subject to unitholder approval and on February 19, 2020, the holders of 54.7% of the outstanding common units representing limited partner interests in the Partnership (the “Common Units”) approved the Plan by written consent in lieu of a special meeting of the holders of the Common Units (“Common Unitholders”). Such Common Unitholder consent became effective on March 19, 2020 (the “Effective Date”).

The Plan provides for the granting, from time to time, of unit-based awards, including Common Units, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards to eligible officers, employees, consultants and members of the Board, in each case of (i) the General Partner, and (ii) the General Partner’s affiliates. The Plan will be administered by the Board or such other committee of non-employee directors of the Board as may be appointed to administer the Plan.

The Plan increases the number of Common Units authorized for issuance with respect to awards thereunder from 5,000,000 Common Units to 15,000,000 Common Units. The term of the Plan was also extended to a period of 10 years following the Effective Date. The Partnership intends to file a registration statement on Form S-8 to register the additional Common Units to be authorized for grants of awards under the Plan that were not registered pursuant to the registration statement on Form S-8 filed by the Partnership on October 1, 2012 (Registration No. 333-184214).

The summary of the Plan in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Summit Midstream Partners, LP 2012 Long-Term Incentive Plan, as amended and restated.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	March 20, 2020	/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer

3